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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/X/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          THE J. M. SMUCKER COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           THE J.M. SMUCKER COMPANY
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:____________________________________

     (4) Proposed maximum aggregate value of transaction:_______________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:________________________________________________

     (2) Form, schedule or registration statement no.:__________________________

     (3) Filing party:__________________________________________________________

     (4) Date filed:____________________________________________________________

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

                                   NOTICE OF
                              1995 ANNUAL MEETING
                              OF SHAREHOLDERS AND
                                PROXY STATEMENT

                                 [Smucker Logo]

                          THE J. M. SMUCKER COMPANY
                               STRAWBERRY LANE
                             ORRVILLE, OHIO 44667

Dear Shareholder:

     You are cordially invited to attend your Company's Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, Tuesday, August 15, 1995, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A notice of the Annual Meeting and the proxy statement follow. IF YOU ARE A HOLDER OF CLASS A COMMON SHARES, you also will find enclosed a proxy card and an envelope in which to return it. If you cannot attend, or if you plan to be present but want the proxy holders (Paul H. Smucker, Richard K. Smucker, and Steven J. Ellcessor) to vote your Class A Common Shares, please sign, date, and return the card at your earliest convenience. For more information concerning voting by proxy, please see the section of the proxy statement entitled "Voting by Proxy and Confirmation of Beneficial Ownership."

     PLEASE NOTE THAT ADMISSION TO THE MEETING WILL BE BY ADMISSION CARD ONLY. If you plan to attend, please mark the appropriate box on the enclosed proxy card so that we can mail an admission card to you in advance of the meeting. If you are a shareholder who owns only Class B Common Shares or whose shares are not registered in your own name, please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280, to request an admission card. Please furnish proof of shareholder status, such as a bank or brokerage firm account statement, if your shares are not registered in your name.

Sincerely,

/s/ Paul Smucker

Chairman of the Executive Committee

                          THE J. M. SMUCKER COMPANY
                               STRAWBERRY LANE
                             ORRVILLE, OHIO 44667

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The 1995 Annual Meeting of Shareholders of The J. M. Smucker Company will be held in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio, on Tuesday, August 15, 1995, at 11:00 a.m., Eastern Daylight Time, for the purposes of receiving reports presented to the meeting and taking the following additional actions:

          (1) election of directors to the class whose term of office will expire in 1998;

          (2) ratification of the appointment of Ernst & Young as the Company's independent auditors for the 1996 fiscal year; and

          (3) consideration of any other matter that may properly come before the meeting.

     All shareholders WITH ADMISSION CARDS are cordially invited to attend the meeting, although only those holders of Class A Common Shares of record at the close of business on July 3, 1995, will be entitled to vote at the meeting.


STEVEN J. ELLCESSOR
Secretary

Orrville, Ohio, July 17, 1995

                          THE J. M. SMUCKER COMPANY

                               STRAWBERRY LANE
                             ORRVILLE, OHIO 44667

                            ---------------------
                               PROXY STATEMENT
                            ---------------------

                         (FIRST MAILED JULY 17, 1995)

     The Board of Directors has fixed the close of business on July 3, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held on Tuesday, August 15, 1995. The Company has outstanding and entitled to vote at the meeting 14,384,839 Class A Common Shares. The Company's Amended Articles of Incorporation, subject to certain exceptions, provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in connection with any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date. Class B Common Shares do not entitle the holders thereof to any vote except in certain circumstances set forth in the Ohio General Corporation Law, none of which are applicable to the Annual Meeting. For a more detailed explanation of the voting rights of Common Shares, see "Voting Rights of Common Shares."

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for that purpose. The Company intends to treat properly executed proxies that are marked "abstain" or that are "broker non-votes" (i.e., are held in "street name" by banks, brokers, or other nominees and are voted with regard to at least one but less than all matters presented to the shareholders) as "present" for purposes of determining the existence of a quorum. In the election of directors, the candidates receiving the greatest number of votes will be elected. Votes withheld in respect of any candidate, therefore, will have no impact on the election. With regard to the ratification of the appointment of the Company's auditors, only affirmative and negative votes will be counted, and abstentions and broker non-votes will have no effect on the outcome of the vote.

     Based on the information with respect to beneficial ownership possessed by the Company at the date of this proxy statement, the holders of between 4,517,840 and 13,919,263 Class A Common Shares will be entitled to exercise ten votes per share at the meeting, and the holders of the remainder of the outstanding Class A Common Shares will be entitled to exercise one vote per share. The actual voting power of each holder of Class A Common Shares will be based on information possessed by the Company at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     Under the Ohio General Corporation Law, all of the Class A Common Shares may be voted cumulatively in the election of directors if an appropriate notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting. The notice must state that the shareholder desires that the voting at such election shall be cumulative. Also, an announcement of the giving of such notice must be made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of directors to be elected, and the shareholder then may cast that aggregate number of votes all for one candidate or may spread them out among the candidates as the shareholder deems appropriate. If there is to be cumulative voting at the meeting, it is presently intended that all proxies solicited by this proxy statement will be so voted. In that event, unless contrary instructions are received on the enclosed proxy, all votes represented by properly executed proxies will be divided evenly among the nominees named herein, except that if it appears that voting in such manner would not be effective to elect all of those nominees, then the votes represented by such proxies will be cast at the discretion of the Board of Directors so as to maximize the number of such nominees elected.

     This proxy statement is being furnished to the shareholders by the Company in connection with the solicitation by the Board of Directors of the enclosed form of proxy. In addition to solicitation by mail, solicitations may be made personally by officers and other regular employees of the Company, who will not be compensated specially for such services. Also, a professional proxy solicitation firm, Corporate Investor Communications, Inc., has been engaged to aid in the solicitation of proxies, for which services it will be paid a fee of $6,000, plus expenses. The cost of soliciting the proxies will be borne by the Company.

                            ELECTION OF DIRECTORS

     Unless instructed otherwise, the proxy holders intend to vote for the election of Russell G. Mawby, Richard K. Smucker, and William H. Steinbrink, as directors, each for a term of three years. These individuals, along with William
P. Boyle, Jr., and Barbara Trueman, comprise the class of directors whose terms of office expire this year. Mr. Boyle and Mrs. Trueman have elected not to stand for reelection, and the number of directors in this class has been reduced by the Board of Directors to three.

     In the event of the death or inability to act of any of the candidates for directors, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend. The management has no reason to believe that the persons listed as candidates for directors will be unable to serve.

     The members of the Board of Directors who are nominees for election, as well as each other director whose term of office will not expire at the meeting, with information as to each of them based on data furnished to the Company by these persons as of July 1, 1995, are as follows:

                   LENA C. BAILEY
                     Dr. Bailey, 62, has been a director since 1986. She was Dean of the College of Human Ecology of The Ohio State University in Columbus, Ohio until her retirement in 1992 and is now Dean Emerita. Dr. Bailey is a member of the
                     Audit and the Executive Compensation Committees. Her present term will expire in 1996.

                   RUSSELL G. MAWBY
                     Dr. Mawby, 67, has been a director since 1983. He is Chairman and Chief
                     Executive Officer of the W. K. Kellogg Foundation, Battle Creek,
                     Michigan. He also is a director of Kellogg Company and a trustee of the
                     W. K. Kellogg Foundation Trust. Dr. Mawby is a member of the Executive
                     Compensation and the Nominating Committees. His proposed term would expire in 1998.

                   CHARLES S. MECHEM, JR.
                     Mr. Mechem, 64, has been a director since 1982. He is the Commissioner of the Ladies Professional Golf Association. He retired in 1990 as Chairman of the Board, Chief Executive Officer, and a director of Great American
                     Broadcasting Company, and as President of Great American Communications
                     Corporation. He also is a director of U.S. Shoe Corporation, where he serves as Chairman of the Board, and of AGCO Corporation, Mead
                     Corporation, Ohio National Life Insurance Company, and Star Banc
                     Corporation. Mr. Mechem is Chairman of the Executive Compensation
                     Committee and a member of the Nominating Committee. His term will expire in 1997.

                   ROBERT R. MORRISON
                     Mr. Morrison, 60, has been a director since 1970. He is the Vice President
                     -- Operations of the Company. His term will expire in 1996.

                   VERNON D. NETZLY
                     Mr. Netzly, 65, has been a director since 1970. He retired in January 1995 as the Company's Vice President -- Industrial Market. His term will expire in 1997.

                   PAUL H. SMUCKER
                     Mr. Smucker, 78, has been a director since 1943. He is Chairman of the
                     Company's Executive Committee. Mr. Smucker also is a director of First
                     National Bank of Orrville. Mr. Smucker is the father of Timothy P.
                     Smucker and Richard K. Smucker. His term will expire in 1996.

                   RICHARD K. SMUCKER
                     Mr. Smucker, 47, has been a director since 1975. He is the President of the
                     Company. Mr. Smucker also is a director of Wm. Wrigley Jr. Company and
                     The Sherwin-Williams Company. Mr. Smucker is the son of Paul H. Smucker
                     and the brother of Timothy P. Smucker. His proposed term would expire in
                     1998.

                   TIMOTHY P. SMUCKER
                     Mr. Smucker, 51, has been a director since 1973. He is the Chairman of the
                     Company. Mr. Smucker also is a director of Huntington BancShares
                     Incorporated and Kellogg Company. He is Chairman of the Nominating
                     Committee. Mr. Smucker is the son of Paul H. Smucker and the brother of
                     Richard K. Smucker. His term will expire in 1997.

                   WILLIAM H. STEINBRINK
                     Mr. Steinbrink, 53, has been a director since 1994. He has been the
                     President of Laurel Industries, Inc. since August 1994. Prior to that time, he was a partner in the law firm of Jones, Day, Reavis & Pogue ("Jones
                     Day"). Jones Day has been retained by the Company from time to time to perform legal services on its behalf, and the Company expects that Jones
                     Day will continue to provide such services during the 1996 fiscal year.
                     Mr. Steinbrink's proposed term would expire in 1998.

                   BENJAMIN B. TREGOE, JR.
                     Dr. Tregoe, 67, has been a director since 1982. He is Chairman of Kepner-
                     Tregoe Inc., a Princeton, New Jersey, management and organization development consulting company. Dr. Tregoe is Chairman of the Audit
                     Committee. His term will expire in 1997.

                   WILLIAM WRIGLEY, JR.
                     Mr. Wrigley, 31, has been a director since 1992. He has been Vice President since January 1991 of Wm. Wrigley Jr. Company, Chairman and Chief
                     Executive Officer since November 1991 of L. A. Dreyfuss Company (a Wm.
                     Wrigley Jr. Company affiliate), and Chairman since July 1993 of Wrigley
                     Canada Inc. He also formerly was Assistant to the President of Wm.
                     Wrigley Jr. Company (October 1985 to January 1992) and Executive Vice
                     President and Chief Operating Officer (January 1990 to January 1991) of
                     Wrigley Canada Inc. Mr. Wrigley also is a director of Wm. Wrigley Jr.
                     Company. He is a member of the Audit Committee, and his term will expire in 1996.

                 ADDITIONAL INFORMATION CONCERNING THE BOARD OF
                            DIRECTORS OF THE COMPANY

     During the 1995 fiscal year there were four meetings of the Company's Board of Directors. All directors attended at least 75% of the total number of Board and committee meetings for which they were eligible, except Mrs. Trueman.

     The Audit Committee met three times during the 1995 fiscal year for the purposes of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination and considering recommendations of the independent auditors. It also recommended to the Board of Directors the appointment of independent auditors for the year and reviewed the sufficiency of the Company's system of internal controls with the financial officers, the independent auditors, and, to the extent the Committee deemed necessary, legal counsel.

     The Executive Compensation Committee met four times during the 1995 fiscal year for the purposes of fixing the compensation of executives of the Company, administering the Company's restricted stock bonus and stock option programs, and considering employee benefit programs generally.

     The Nominating Committee met once during the 1995 fiscal year and also acted one time by written consent. This Committee is responsible for recommending to the Board of Directors nominees for election as directors. The Committee will consider suggestions forwarded by shareholders to the Secretary of the Company concerning qualified candidates for election as directors.

     Directors of the Company who are not also employees are compensated for services as a director on the basis of $15,000 per year, plus $1,500 for each meeting of the Board of Directors attended and $1,000 per year ($3,000 per year for the chairman) for each committee on which the director serves. Under the Company's Directors' Retirement Compensation Plan, a nonemployee director who has served on the Board for at least five full years is eligible upon his or her retirement from the Board to receive retirement benefits for a period equal to the aggregate number of full years (not to exceed ten) during which he or she served. The benefits payable under the plan are at an annual rate equal to 100% of the regular, annual retainer being paid by the Company to nonemployee members of the Board as of the date of the particular director's retirement.

     In addition to serving on the Board of Directors, Dr. Bailey provides consulting services for the Company when requested in the area of new product development. This arrangement is not the subject of a formal contract and may be terminated at will by either party. In fiscal 1995, however, no payments were made to Dr. Bailey under this arrangement. Consulting services also are provided to the Company by Mr. Netzly under an agreement scheduled to expire on January 31, 1996, unless renewed. Mr. Netzly's services are in the area of industrial product development and marketing. He is compensated at the rate of $168,000 per year under the agreement and received $42,000 for his services in fiscal 1995.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors (the "Committee") is composed of three non-employee directors and is responsible for establishing the levels of compensation and benefits for executive officers of the Company. The Committee annually evaluates the Company's performance and the compensation paid to its executive officers.

COMPENSATION PHILOSOPHY

     The Committee believes that an effective executive compensation program must have two parts. First, it should have a cash component that is competitive enough to retain highly-qualified executives, while providing performance-based incentives. The Committee believes that the Company's base salary structure and Management Incentive Plan bonuses combine to meet these requirements.

     The second part of the program, in the opinion of the Committee, should be equity-based in order to provide long-term incentives and ensure that management's long-term interests are aligned with those of other shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan and The J. M. Smucker 1987 Stock Option Plan.

SALARIES

     Base compensation for all salaried positions in the Company, including executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. The salary ranges and classifications have been developed by the Company's Human Resources Department with assistance from outside consultants who help ensure that the overall salary structure is competitive. The Company's goal with regard to salaries and compensation is to provide a structure that is competitive with other comparably sized manufacturing companies. Over 300 companies are used for comparison purposes and many of them are included in the Standard & Poor's Food Group Index (see the total shareholder return graph presented elsewhere in the proxy statement). Included in the comparison group are such companies as Campbell Soup Company, General Mills, Inc., Kellogg Company, Mars, Inc., McCormick & Company, Inc., Nestle USA, Inc., Ralston Purina Company, Sara Lee Corporation, and Wm. Wrigley Jr. Company.

     Generally, the Company targets its salary ranges at approximately the 50th percentile. It then adjusts the ranges downward slightly to account for the fact that most of the comparison companies are significantly larger than the Company. Overall, the Committee believes that the Company's compensation structure rewards its employees appropriately and is sufficiently competitive to retain key employees.

     Although the salary ranges for the executive officers are recommended by the Human Resources Department based on its own research and the advice of outside consultants, those ranges are regularly reviewed by the Committee and are subject to its approval, as are any changes to an officer's salary grade level.

     Management's recommendations for executive officers usually are submitted to the Committee for its consideration at the April meeting of the Committee. Those recommendations generally are based upon the salary increase guidelines for all corporate salaries that have been determined by management as part of the planning and budgeting process for the coming fiscal year. With regard to the 1995 fiscal year, for instance, the corporate salary increase guideline was 4%, with a range of 1.5% to 6%. The salary increases granted to the officer group for 1995 averaged 4.5%.

     At this time, no single individual in the Company is designated as chief executive officer. Paul Smucker, the Chairman of the Executive Committee, is the most senior and, during fiscal 1995, was the most highly compensated member of management. At Mr. Smucker's request, there was no increase in his base salary for the 1995 fiscal year. Factors considered when assessing executive officers' performance for compensation purposes (including Mr. Smucker) include (in no particular order) the Company's sales and earnings results, market share gains, whether the Company's business plan and strategic goals are being met, and individual performance evaluations. None of these factors, however, is necessarily weighed more heavily than another.

MANAGEMENT INCENTIVE PLAN

     The Company maintains a management incentive program designed to recognize key management members based on their individual performance and their contribution to the achievement of Company objectives. The amount of performance bonuses under this program depends upon evaluation of the individual's position under the Company's salary administration program, his or her performance during the year, and the overall financial performance of the Company during the year. A standard or target award is set for each participant based on a percentage of the individual's salary range midpoint, and the maximum award to the participant is limited to 175% of that standard award.

After the end of each fiscal year, management presents the Committee with a summary and recommendation for management incentive bonuses. The presentation includes (i) information on the Company's performance for the fiscal year just ended (primarily net sales and earnings as compared to the prior year and to the Company's plan), (ii) awards to each individual in the plan in the prior three years, (iii) current salary, salary range, and standard award information, and (iv) a specific recommendation based on all of the foregoing. The Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether any should be modified.

     The management incentive award for Paul Smucker each year is made based on the earnings and sales results, the general trend of the awards made to other participants in the plan, and direct discussion during the meeting with Mr. Smucker.

     The awards made with respect to the 1995 fiscal year were in total about 14% more than the 1994 awards, which averaged 20% less than the awards made with respect to fiscal 1993. The Company reported substantial increases in both sales and earnings for the 1995 fiscal year, and the Committee considered that some increase in awards was justified on that basis. Nonetheless, the earnings failed to meet the Company's plan for the year and the Committee determined, therefore, that the general level of awards for 1995 should remain below those made in 1993.

     The management incentive award approved for Paul Smucker was $180,000, which represented a 9% increase over his 1994 award and was 20% less than his 1993 award. At Mr. Smucker's request, the Committee agreed to a smaller percentage increase for him than for other officers in recognition of the further delegation by him of operational responsibilities to Tim Smucker and Richard Smucker.

RESTRICTED STOCK BONUS PLAN

     The Company's Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Director's determination that such a plan would help the Company to attract and retain key senior managers and would give those managers a personal interest in the Company as a shareholder. The restrictions on shares awarded under this plan lapse by not later than the fourth anniversary of the award. Awards under the plan are considered every other year. No awards were made with respect to fiscal year 1995.

STOCK OPTION PLAN

     The J. M. Smucker 1987 Stock Option Plan was enacted for two reasons. It was determined by the Board of Directors that the ability of the Company to provide the benefits of such a plan was an important element in ensuring that the Company's overall compensation program for its key managers remained competitive. Also, the Board believed that the added long-term incentives provided by the plan would be beneficial to both the Company and its shareholders. Participants in the plan include both executive officers and other key managers.

     Awards under the plan are considered annually and are made by the Committee following a review of the recommendations of management. Target grant levels are determined for individual participants based on salary grade level and a determination by the Company's Human Resources Department of the prevailing competitive award levels for comparably situated individuals at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges. Individual performance and the performance of the Company are also considered in establishing each proposed award. Although all of these factors are considered in making an award, no specific weight is assigned to them, and the relative importance of each factor may vary from participant to participant. The Committee does not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to all previous awards is presented to and reviewed by the Committee when awards are made.

     The options awarded to executive officers during fiscal 1995, including those awarded to Paul Smucker, were equal to those awarded in the 1994 fiscal year. They were in line generally with the target grant levels and were consistent as well with the level of awards over the past several years.

     The Committee has considered the potential impact on the Company's compensation plans of the $1,000,000 cap on deductible compensation under
Section 162(m) of the Internal Revenue Code, which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. The Committee believes that grants under the Company's 1987 Stock Option Plan and outstanding restricted stock awards both qualify under Section 162(m) as deductible compensation. Therefore, the Committee does not believe that Section 162(m) will have any impact on the Company at this time. The Committee will, however, review the matter periodically to assess the need for future action.

     The Committee believes that the Company's compensation plans and practices are sound and well-considered. The level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of the Company. The Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          Charles S. Mechem, Jr., Chairman
                                          Russell G. Mawby
                                          Lena C. Bailey

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation over the past three fiscal years for the Chairman of the Executive Committee and the other four most highly compensated executive officers, plus Mr. Netzly, who retired during the 1995 fiscal year and who would have been one of the Company's four most highly compensated executive officers but for the fact of his retirement:

                                           SUMMARY COMPENSATION TABLE
                                                                                             LONG TERM COMPENSATION
                                                                                           ---------------------------
                                                       ANNUAL COMPENSATION                           AWARDS
                                           -------------------------------------------     ---------------------------
                                                                              OTHER        RESTRICTED
                                                                             ANNUAL           STOCK
                                                                             COMPEN-         AWARDS          OPTIONS
NAME AND PRINCIPAL POSITION      YEAR      SALARY ($)       BONUS ($)      SATION ($)        ($)(1)          (#)(2)
- ----------------------------    -------    -----------     -----------     -----------     -----------     -----------
Paul H. Smucker, Chairman of     1995       $ 412,981       $ 180,000                       $ 216,250         22,000
the Executive Committee          1994         433,173         165,000                                         22,000
                                 1993         433,173         225,000                                         16,500
Timothy P. Smucker, Chairman     1995         340,673         156,500                         216,250         22,000
                                 1994         310,000         136,200                                         22,000
                                 1993         286,000         180,720                                         16,500
Richard K. Smucker,              1995         331,500         156,320                         216,250         22,000
President                        1994         306,788         136,020                                         22,000
                                 1993         282,324         180,540                                         16,500
Robert R. Morrison, Vice         1995         186,500          78,800                          86,500          7,000
President-Operations             1994         183,000          73,660                                          7,000
                                 1993         175,000          93,500                                          5,000
Vernon D. Netzly, Vice           1995         143,177          78,360                          86,500          7,000
President-Industrial Market      1994         164,096          73,220                                          7,000
                                 1993         156,962          83,080                                          5,000
John D. Milliken, Vice           1995         153,904          53,020                          86,500          7,000
President-Customer Logistics     1994         147,789          52,900                                          7,000
                                 1993         136,577          67,680                                          5,000


                               ALL OTHER
                                COMPEN-
NAME AND PRINCIPAL POSITION   SATION ($)
- ----------------------------  -----------
Paul H. Smucker, Chairman of    $ 7,968(3)
  the Executive Committee         8,601
                                  9,114
Timothy P. Smucker, Chairman      8,729(3)
                                  8,761
                                  9,088
Richard K. Smucker,               8,578(3)
President                         8,771
                                  9,093
Robert R. Morrison, Vice          7,755(3)
President-Operations              8,655
                                  9,008
Vernon D. Netzly, Vice            6,980(3)
President-Industrial Market       8,651
                                  9,008
John D. Milliken, Vice            7,394(3)
President-Customer Logistics      8,698
                                  9,072

- ---------------

(1) The Company's Restricted Stock Bonus Plan was implemented in 1981. Shares awarded under the plan are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 1995, are as follows: Paul H. Smucker, 11,000 Class A and 5,000 Class B shares ($337,125); Timothy P. Smucker, 11,000 Class A and 5,000 Class B shares ($337,125); Richard K. Smucker, 11,000 Class A and 5,000 Class B shares ($337,125); Robert R. Morrison, 4,500 Class A and 2,000 Class B shares ($137,000); Vernon D. Netzly, none; and John D. Milliken, 4,500 Class A and 2,000 Class B shares ($137,000).

(2) Of the options awarded in 1995, one-half are for Class A shares and one-half are for Class B shares. The 1993 and 1994 awards are all for Class A shares. The Company does not award stock appreciation rights (SARs).

(3) These amounts represent contributions by the Company on behalf of the individual indicated under the Company's 401(k) Savings Plan and the value of allocations during the year under the Company's Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) is as follows: Paul H. Smucker, $5,513 and $2,455; Timothy P. Smucker, $6,274 and $2,455; Richard K. Smucker, $6,123 and $2,455; Robert R. Morrison, $5,300 and $2,455; Vernon Netzly, $4,525 and $2,455; and John D. Milliken, $4,939 and $2,455.

STOCK OPTIONS

     Set forth below is a table summarizing options granted during fiscal 1995 to the officers listed in the Summary Compensation Table under the Company's 1987 Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)


                                      INDIVIDUAL GRANTS                                            POTENTIAL REALIZABLE VALUE AT
- ----------------------------------------------------------------------------------------------     ASSUMED ANNUAL RATES OF STOCK
                                                     % OF TOTAL        EXERCISE                    PRICE APPRECIATION FOR OPTION
                                       OPTIONS     OPTIONS GRANTED     OR BASE                                 TERM
                                       GRANTED      TO EMPLOYEES        PRICE       EXPIRATION     -----------------------------
         NAME                            (#)       IN FISCAL YEAR       ($/SH)         DATE        0%         5%          10%
- -----------------------                -------     ---------------     --------     ----------     ---     --------     --------
Paul H. Smucker            Class A     11,000            6.3%          23.6875       10/27/04      $0      $163,900     $415,300
                           Class B     11,000            6.3%          21.5000       10/27/04       0       148,700      376,900
Timothy P. Smucker         Class A     11,000            6.3%          23.6875       10/27/04       0       163,900      415,300
                           Class B     11,000            6.3%          21.5000       10/27/04       0       148,700      376,900
Richard K. Smucker         Class A     11,000            6.3%          23.6875       10/27/04       0       163,900      415,300
                           Class B     11,000            6.3%          21.5000       10/27/04       0       148,700      376,900
Robert R. Morrison         Class A      3,500            2.0%          23.6875       10/27/04       0        52,100      132,100
                           Class B      3,500            2.0%          21.5000       10/27/04       0        47,300      119,900
Vernon D. Netzly           Class A      3,500            2.0%          23.6875       10/27/04       0        52,100      132,100
                           Class B      3,500            2.0%          21.5000       10/27/04       0        47,300      119,900
John D. Milliken           Class A      3,500            2.0%          23.6875       10/27/04       0        52,100      132,100
                           Class B      3,500            2.0%          21.5000       10/27/04       0        47,300      119,900

- ---------------

(1) No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of the Company or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of the Company.

     None of the officers listed in the preceding table exercised any options during the 1995 fiscal year. The number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options are set forth in the following table.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                       (d)
                                                    NUMBER OF
                                              SECURITIES UNDERLYING
                                             UNEXERCISED OPTIONS AT                   (e)
                                                    FY-END (#)               VALUE OF UNEXERCISED
                                            -------------------------      IN-THE-MONEY OPTIONS AT
                                                  EXERCISABLE/                    FY-END ($)
                                                  UNEXERCISABLE           ---------------------------
                                            -------------------------            EXERCISABLE/
            NAME                                                                 UNEXERCISABLE
            ----                                                          ---------------------------
Paul H. Smucker                 Class A       88,734         31,166        $ 206,250          $ 0
                                Class B       50,400         11,000          136,950            0
Timothy P. Smucker              Class A       84,534         31,166          172,688            0
                                Class B       46,200         11,000          109,163            0
Richard K. Smucker              Class A       84,534         31,166          172,688            0
                                Class B       46,200         11,000          109,163            0
Robert R. Morrison              Class A       27,868          9,832           71,700            0
                                Class B       16,200          3,500           49,425            0
Vernon D. Netzly                Class A       27,868          9,832           71,700            0
                                Class B       16,200          3,500           49,425            0
John D. Milliken                Class A       22,968          9,832           47,313            0
                                Class B       11,300          3,500           31,775            0

PENSION PLAN

     Under The J. M. Smucker Company Employees' Retirement Plan (the "Plan"), retirement benefits are payable to all eligible employees of the Company and its subsidiaries, including officers. The present executive officers of the Company (with one exception), including those named in the Summary Compensation Table, are also eligible upon retirement to receive a benefit from a nonqualified supplemental retirement plan (the "Supplemental Plan"). The amounts set forth in the pension plan table below assume participation in the Supplemental Plan, and set forth the estimated annual benefit, computed as a straight-life annuity, payable under the Plan, as amended, at normal retirement (age 65):

                               PENSION PLAN TABLE

                                            YEARS OF SERVICE
                    -----------------------------------------------------------------
 REMUNERATION          15            20            25            30            35
- ---------------     ---------     ---------     ---------     ---------     ---------
   $ 125,000        $  32,500     $  48,000     $  48,000     $  48,000     $  48,000
     150,000           42,000        60,500        60,500        60,500        60,500
     175,000           51,000        73,000        73,000        73,000        73,000
     200,000           60,500        85,500        85,500        85,500        85,500
     225,000           70,000        98,000        98,000        98,000        98,000
     250,000           79,500       110,500       110,500       110,500       110,500
     300,000           98,000       135,500       135,500       135,500       135,500
     400,000          135,500       185,500       185,500       185,500       185,500
     450,000          154,500       210,500       210,500       210,500       210,500
     500,000          173,000       235,500       235,500       235,500       235,500
     650,000          229,500       310,500       310,500       310,500       310,500
     800,000          285,500       385,500       385,500       385,500       385,500

     The Plan provides a pension based upon years of service with the Company and upon final average pay (average base compensation [i.e., salary only] for the five highest consecutive years during the last ten years of employment). Benefits under the Plan are computed by adding (i) the product of one percent of final average pay up to $30,000 annually times the participant's years of service with the Company, plus (ii) the product of one-half percent of final average pay in excess of $30,000 annually times the participant's years of service with the Company. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 20 years), are 50% of the average total compensation (i.e., all compensation including salary and bonus) for the five highest consecutive years during the last ten years of employment, offset by the benefits derived from the Plan and by 100% of the Social Security primary insurance amount.

     Messrs. Paul H. Smucker, Timothy P. Smucker, Richard K. Smucker, Robert R. Morrison, Vernon D. Netzly, and John D. Milliken were credited under the Plan with 55, 25, 22, 34, 38, and 21 full years of benefit service at April 30, 1995.

                        TOTAL SHAREHOLDER RETURN GRAPHS

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
APRIL 1990 THROUGH APRIL 1995

      MEASUREMENT PERIOD              J.M. SMUCKER                    S & P FOODS
    (FISCAL YEAR COVERED)               COMPANY        S & P 500         INDEX
1990                                    100.00          100.00          100.00
1991                                    125.47          117.54          135.22
1992                                    168.68          133.98          144.31
1993                                    144.07          146.30          152.92
1994                                    128.68          154.03          147.90
1995                                    128.49          180.73          188.35

COMPARISON OF FIFTEEN-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
APRIL 1980 THROUGH APRIL 1995

      MEASUREMENT PERIOD               J.M. SMUCKER                      S&P FOODS
    (FISCAL YEAR COVERED)                 COMPANY         S&P 500          INDEX
1980                                       100             100             100
1981                                       167             131             133
1982                                       255             121             156
1983                                       550             181             216
1984                                       474             184             245
1985                                       693             216             333
1986                                      1101             294             587
1987                                      1238             372             735
1988                                      1350             348             740
1989                                      1621             427            1063
1990                                      2007             472            1189
1991                                      2518             554            1608
1992                                      3385             632            1716
1993                                      2891             690            1819
1994                                      2582             727            1759
1995                                      2578             852            2240

                           OWNERSHIP OF COMMON SHARES

     Paul H. Smucker, Strawberry Lane, Orrville, Ohio 44667, is the only person known to the Company to be beneficial owner (as "beneficial" ownership is defined for proxy statement purposes) of more than five percent of the Company's Class A Common Shares outstanding at July 3, 1995. The number and percent of the shares beneficially owned at that date by him, as well as those so owned by each director of the Company, by each officer listed in the Summary Compensation table, and by all of the Company's directors and officers as a group are shown in the following table. Each of the individuals shown has sole voting and investment power with respect to the shares reflected in the table, except as otherwise indicated. Shares shown as beneficially owned include those that may be held either individually, jointly, or pursuant to a trust arrangement.

                                             CLASS A COMMON SHARES             CLASS B COMMON SHARES
                                         -----------------------------     -----------------------------
                                            NO. OF                            NO. OF
                                            SHARES         PERCENT OF         SHARES         PERCENT OF
                                         BENEFICIALLY     OUTSTANDING      BENEFICIALLY     OUTSTANDING
                                            OWNED          SHARES(3)          OWNED            SHARES
                                         ------------     ------------     ------------     ------------
Paul H. Smucker(1)(2)                      2,055,153          14.2%          2,000,815           13.5%
Lena C. Bailey                                   303             *                 309              *
Russell G. Mawby                               4,200             *               4,200              *
Charles S. Mechem, Jr.                         1,620             *               1,620              *
John D. Milliken(2)                           47,481            .3%             26,461             .2%
Robert R. Morrison(1)(2)                      78,651            .5%             41,560             .3%
Vernon D. Netzly(1)(2)                        59,364            .4%             42,096             .3%
Richard K. Smucker(1)(2)                     390,464           2.7%            310,595            2.1%
Timothy P. Smucker(1)(2)                     377,904           2.6%            282,035            1.9%
William H. Steinbrink                            509             *                   0              *
Benjamin B. Tregoe, Jr.                        1,245             *               5,370              *
William Wrigley, Jr.                           1,063             *                   0
21 directors and officers as a
  group(2)                                 3,233,953          21.7%          2,814,037           18.7%

- ---------------

*Less than .1%.

(1) Beneficial ownership of shares included in the table is disclaimed by certain of the individuals named as follows: Paul H. Smucker, 939,622 Class A and 938,166 Class B Common Shares; Robert R. Morrison, 400 Class A and 400 Class B Common Shares; Richard K. Smucker, 141,860 Class A and 140,764 Class B Common Shares; and Timothy P. Smucker, 166,659 Class A and 165,563 Class B Common Shares. The individuals named do not have voting or investment power with respect to such disclaimed shares, except that (i) Paul H. Smucker has sole voting power with respect to 726,020 Class A Common Shares owned by an irrevocable trust; and (ii) Paul H. Smucker, Timothy P. Smucker, and Richard
    K. Smucker each have shared voting and investment power with respect to 106,900 Class A Common Shares and shared investment power with respect to 106,900 Class B Common Shares owned by the Willard E. Smucker Foundation, of which each of them is a member and a trustee. Although the shares of the Willard E. Smucker Foundation are included in the beneficial ownership of each of Paul, Tim, and Richard Smucker, those shares have been counted only once in the total of the directors and officers as a group. Mr. Netzly has shared voting and investment power with respect to 22,496 Class A and 22,896 Class B Common Shares.

(2) Includes shares covered by outstanding options exercisable within 60 days, as follows: Paul H. Smucker, 88,734 Class A and 50,400 Class B Common Shares; Timothy P. Smucker, 84,534

    Class A and 46,200 Class B Common Shares; Richard K. Smucker, 84,534 Class A and 46,200 Class B Common Shares; John D. Milliken, 20,968 Class A and 11,300 Class B Common Shares; ; Robert R. Morrison, 27,868 Class A and 16,200 Class B Common Shares; Vernon D. Netzly, 27,868 Class A and 16,200 Class B Common Shares; and all directors and officers as a group, 509,378 Class A and 291,700 Class B Common Shares.

(3) Because under the Company's Amended Articles of Incorporation shareholders may be entitled to cast ten votes per share with regard to certain Class A Common Shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding Class A Common Shares owned and the voting power represented by those shares. The total voting power of all the Class A Common Shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on shares not held as of record in the names of individuals. Based on the calculation of total voting power as of the 1994 Annual Meeting, the Class A Common Shares shown in the above table as owned by the directors and officers as a group would represent approximately 40% of the Company's total voting power. No individual named in the above table would be able to cast votes representing more than .1% of the total voting power except Paul H. Smucker (27.1%), Timothy P. Smucker (4.1%), Richard K. Smucker (4.2%), John D. Milliken (.3%), Robert R. Morrison (.7%), and Vernon
    D. Netzly (.5%).

     The Company has entered into agreements with Paul H. Smucker and members of his immediate family (including Timothy P. Smucker and Richard K. Smucker), with Mrs. H. Ray Clark (Paul Smucker's sister) and members of her immediate family, and with all executive officers of the Company relating to the disposition of Common Shares held by them. These shareholders are the beneficial owners of an aggregate of 3,996,374 Class A Common Shares (approximately 27% of the class) and 3,535,240 Class B Common Shares (approximately 23% of the class), of which 3,223,013 Class A and 2,802,538 Class B Common Shares are included in the above table. Under the agreements, which have no expiration date, the Company has a purchase option with respect to any proposed transfers of these Common Shares, except for certain gifts and bequests to or for the benefit of family members and for sales pursuant to any offer, merger, or similar transaction that is approved or recommended by the Company's Board of Directors. The agreements provide that the purchase rights thereunder may be assigned by the Company to the Company's ESOP or any other employee benefit plan of the Company. The agreements reflect the practice followed by the Company for a number of years of providing for the purchase of Common Shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of shares that could not otherwise be readily absorbed by the public market. The shares so acquired by the Company have generally been used for purposes of the Company's employee benefit plans, and shares have also been so acquired directly by the ESOP.

     Under the securities laws of the United States, the Company's directors and executive officers are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Due dates for those reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure to file by the required dates. All of the filing requirements were satisfied, except for a single report relating to a transaction in connection with his retirement that was filed late by Mr. Netzly, a director and a former executive officer of the Company. For purposes of these disclosures, the Company has relied solely on written representations of its reporting persons and on copies of the reports that those persons have filed with the Securities and Exchange Commission.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Ernst & Young LLP has been appointed as the Company's independent auditors for the fiscal year ending April 30, 1996, subject to ratification by the shareholders. Ernst & Young has served as the Company's independent auditors since 1955.

     A representative of Ernst & Young is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended April 30, 1995.

     In the event of a negative vote on ratification, the selection will be reconsidered.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended April 30, 1995, was mailed to each shareholder on or about July 17, 1995.

                           1996 SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year's Annual Meeting of Shareholders is expected to be March 19, 1996.

                         VOTING RIGHTS OF COMMON SHARES

     Class A Common Shares generally entitle the holders thereof to vote on all matters properly submitted to the shareholders of the Company. Class B Common Shares have no voting rights, except as otherwise required under the Ohio General Corporation Law in certain limited circumstances.

     The Company's current Amended Articles of Incorporation generally provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at any meeting of shareholders, except that no holder is entitled to exercise more than one vote on any such matter in respect of any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date for the meeting. Thus, after a person or group of persons having beneficial ownership of specified Class A Common Shares sells such shares or otherwise transfers their beneficial ownership, the new holder of those shares generally will be entitled to one vote per share until the shares have been held without any further change in beneficial ownership for four years. At the expiration of that four-year period, the shareholder then will become entitled to ten votes per Class A Common Share, provided that no further changes in beneficial ownership occur and other applicable conditions are satisfied.

     The express terms of the Class A Common Shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those Class A Common Shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever Class A Common Shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on Class A Common Shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold Class A Common Shares in "street" name or through any of the other indirect methods mentioned above must submit proof of beneficial ownership to the Company's transfer agent in order to be entitled to exercise ten votes per share. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     The foregoing is merely a summary of the voting terms of the Common Shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those Common Shares as set forth in the Company's current Amended Articles of Incorporation. A copy of the pertinent portions of those express terms is provided with this proxy statement to "street name" and other indirect holders and is available upon request to any other shareholder.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

     To assure that your Class A Common Shares will be represented at the meeting, please complete, sign, and return the enclosed proxy in the envelope provided for that purpose whether or not you expect to attend. Class A Common Shares represented by a valid proxy will be voted as specified. The Company has no knowledge of any other matters to be presented to the meeting, but, in the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

     Any shareholder, without affecting any vote previously taken, may revoke a writing appointing a proxy by a later dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at Strawberry Lane, Orrville, Ohio 44667-0280, Attention -- Secretary) or in open meeting.

     As indicated on the first page of this proxy statement and under "Voting Rights of Common Shares," the number of votes that each shareholder will be entitled to cast at the meeting will depend on whether or not there has been a change in beneficial ownership with respect to each of such holder's Class A Common Shares during the four years preceding the record date of July 3, 1995. The Company has developed procedures regarding the proof that will be required for determinations of beneficial ownership. Specifically, Class A Common Shares held of record in the names of banks, brokers, nominees, and certain other entities are covered by special proxy cards. Those proxy cards have been provided to the record holders for completion by the beneficial owners. The beneficial owner cards include a form of certification as to changes in beneficial ownership. If that certification is not completed, a change in beneficial ownership will be deemed to have occurred with respect to all the Class A Common Shares covered thereby, so that the holder will be entitled to only one vote per share for all those shares.



STEVEN J. ELLCESSOR
Secretary

By Order of the
Board of Directors

                                 [MAP PASTEUP]

- --------------------------------------------------------------------------------

                              THE J.M. SMUCKER COMPANY

               THIS PROXY FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS
    P             IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R
    O    At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY
    X    to be held on August 15, 1995, and at any adjournment, PAUL H.
    Y SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

         Election of Directors to the class whose term of office will expire in 1998. The nominees of the Board of Directors are:

         Russell G. Mawby, Richard K. Smucker, and William H.
         Steinbrink
                                                                     SEE REVERSE
PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE --     SIDE
                            NO POSTAGE NECESSARY

- --------------------------------------------------------------------------------
                                  DETACH CARD

[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

               FOR  WITHHELD                         FOR   AGAINST   ABSTAIN
1. Election of [ ]    [ ]     2. Proposal to ratify  [ ]    [ ]        [ ]      THE BOARD OF DIRECTORS
   Directors                     appointment of                                 RECOMMENDS A VOTE FOR THE
                                 auditors                                       PROPSAL DESCRIBED IN ITEM 2

For, except vote withheld from the following nominee(s):                        By signing below, the undersigned:
________________________________________________________                        (A) instructs that this proxy be voted as marked;
                                                                                and
                                                                                 (B) certifies that of the total number of Class
                                                                                A Shares represented by this proxy,
                                                                                                                    -------
                                                                                have been owned since BEFORE July 3, 1991, and

                                                                                --------  were acquired ON or AFTER July 3, 1991.
                                                                                IF NO CERTIFICATION IS MADE, IT  WILL BE DEEMED
                                                                                THAT ALL  CLASS A COMMON SHARES COVERED  BY
                                                                                THIS PROXY WERE ACQUIRED ON OR AFTER JULY 3, 1991.

                                                                                UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY
                                                                                WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF
                                                                                THE NOMINEES LISTED ON THE REVERSE AND FOR
                                                                                THE PROPOSAL DESCRIBED IN ITEM  2.



       SIGNATURE(S)                                                      DATE
                    ---------------------------------------------------         ---------------------

       SIGNATURE(S)                                                      DATE
                    ---------------------------------------------------         ---------------------
       NOTE: Please sign your name as it appears in print and, in case of multiple or joint ownership, all should sign.

- ------------------------------------------------------------------------------------------------------------------------------------
                                                            DETACH CARD

                                    PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY
                                  ADMISSION CARD ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE
                                  WRITE TO THE CORPORATE SECRETARY AT STRAWBERRY LANE, ORRVILLE,
                                 OHIO 44667-0280 TO REQUEST AN ADMISSION CARD. IF YOUR SHARES ARE
                                NOT HELD IN YOUR NAME, PLEASE FURNISH PROOF OF SHAREHOLDER STATUS,
                                 SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT. ALSO, IF YOU
                                   PLAN TO BRING A GUEST, PLEASE SO STATE IN YOUR REQUEST FOR AN
                                    ADMISSION CARD. DUE TO SPACE LIMITATIONS, NO MORE THAN TWO
                                     ADMISSION CARDS PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.


- -------------------------------------------------------------------------------
         TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J.M. SMUCKER EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN").

         I, the undersigned, as a Participant in the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my
   I     confidential instructions on the reverse and the provisions of the
   N     Plan, all Common Shares of The J.M. Smucker Company (the "Company")
   S     allocated to my account under the Plan ("Allocated Shares"), a portion
V  T     of those unallocated shares held in the ESOP Suspense Account
O  R     ("Unallocated Shares"), as well as a portion of all non-directed shares
T  U     ("Non-directed Shares") as determined in accordance with the terms of
I  C     the Plan, as of the record date for the Annual Meeting of Shareholders
N  T     of the Company to be held on August 15, 1995. By completing, signing,
G  I     and returning this voting instruction card you will be voting all
   O     Allocated Shares as well as all Non-directed and Unallocated Shares of
   N     Common Stock the same way. Any participant wishing to vote the
   S Non-directed and Unallocated Shares differently from the Allocated Shares or not wishing to vote the Non-directed and Unallocated Shares at all may do so by requesting a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3559.

         Election of Directors to the class whose term of office will expire in 1998.         (change of address and comments)
         The nominees of Board of Directors are:                                              ________________________________
         Russell G. Mawby, Richard K. Smucker, and William H. Steinbrink                      ________________________________
                                                                                              ________________________________
                                                                                              ________________________________

                                                                                              (If you have written in the above
                                                                                              space, please mark the corresponding
                                                                                              box on the reverse side of this card.)


         Only one box should be checked for voting your Allocated Shares, Unallocated Shares and Non-directed Shares. The trustee will not vote any shares allocated to your account in accordance with your instructions for which timely instructions are not received by 12:00 noon August 14, 1995.

                                                               SEE REVERSE SIDE

           PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE --
                                   NO POSTAGE NECESSARY
- -------------------------------------------------------------------------------
                                       DETACH CARD

[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


                     FOR      WITHHELD                                       FOR      AGAINST    ABSTAIN
1. Election of                                   2. Proposal to ratify
   Directors         [ ]        [ ]                 appointment of           [ ]        [ ]        [ ]     THE BOARD OF DIRECTORS
   (see reverse)                                    auditors.                                              RECOMMENDS A VOTE FOR THE
                                                                                                           PROPOSAL DESCRIBED IN
                                                                                                           ITEM 2.

For, except vote withheld from the following nominee(s):

________________________________________________________




                                                                                      Change
                                                                                        of         [ ]
                                                                                     Address /
                                                                                     Comments


                                                                                                      UNLESS OTHERWISE SPECIFIED
                                                                                                      BELOW, THE SHARES COVERED BY
                                                                                                      THIS VOTING INSTRUCTION CARD
                                                                                                      WILL BE VOTED FOR THE ELECTION
                                                                                                      AS DIRECTORS OF THE NOMINEES
                                                                                                      LISTED ON THE REVERSE AND FOR
                                                                                                      THE PROPOSAL DESCRIBED IN ITEM
                                                                                                      2.


       SIGNATURE(S)____________________________________________  DATE _________
       NOTE: Please sign your name as it appears in print.

- --------------------------------------------------------------------------------
                                  DETACH CARD

- --------------------------------------------------------------------------------
     TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
         THE J.M. SMUCKER EMPLOYEE SAVINGS PLAN (THE "PLAN").


     I, the undersigned, as a Participant in the Plan, hereby instruct the V I Trustee to vote (in person or by proxy), in accordance with my confidential O S instructions on the reverse and the provisions of the Plan, all Common
T T Shares of The J.M. Smucker Company (the "Company") allocated to my account I R under the Plan ("Allocated Shares") as well as a portion of all N U non-directed shares as determined in accordance with the terms of the Plan G C ("Non-directed Shares"), as of the record date for the Annual Meeting of
  T Shareholders of the Company to be held on August 15, 1995. By completing, I signing, and returning this voting instruction card you will be voting all O Allocated Shares as well as all Non-directed and Unallocated Shares of N Common Stock the same way. Any participant wishing to vote the Non-directed S and Unallocated Shares differently from the Allocated Shares or not wishing to vote the Non-directed and Unallocated Shares at all may do so by requesting a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3559.

     Election of Directors to the class whose term of office will expire in 1998.           (change of address and comments)
     The nominees of the of Board of Directors are:                                  _____________________________________________
                                                                                     _____________________________________________
     Russell G. Mawby, Richard K. Smucker, and William H. Steinbrink                 _____________________________________________
                                                                                     _____________________________________________
                                                                                     _____________________________________________
                                                                                        (If you have written in the above space,
                                                                                        please mark the corresponding box on the
                                                                                        reverse side of this card.)

   Only one box should be checked for voting your Allocated Shares, Unallocated Shares, and Non-directed Shares. The trustee will not vote any shares allocated to your account in accordance with your instructions for which timely instructions are not received by 12:00 noon August 14, 1995.
      PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE --
                             NO POSTAGE NECESSARY
                                                                SEE REVERSE
                                                                   SIDE
- --------------------------------------------------------------------------------
                                  DETACH CARD

[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


                     FOR      WITHHELD                                       FOR      AGAINST    ABSTAIN
1. Election of                                   2. Proposal to ratify
   Directors         [ ]        [ ]                 appointment of           [ ]        [ ]        [ ]     THE BOARD OF DIRECTORS
   (see reverse)                                    auditors.                                              RECOMMENDS A VOTE FOR THE
                                                                                                           PROPOSAL DESCRIBED IN
                                                                                                           ITEM 2.

For, except vote withheld from the following nominee(s):

________________________________________________________




                                                                                      Change
                                                                                        of         [ ]
                                                                                     Address /
                                                                                     Comments


                                                                                                      UNLESS OTHERWISE SPECIFIED
                                                                                                      BELOW, THE SHARES COVERED BY
                                                                                                      THIS VOTING INSTRUCTION CARD
                                                                                                      WILL BE VOTED FOR THE ELECTION
                                                                                                      AS DIRECTORS OF THE NOMINEES
                                                                                                      LISTED ON THE REVERSE AND FOR
                                                                                                      THE PROPOSAL DESCRIBED IN ITEM
                                                                                                      2.


       SIGNATURE(S)____________________________________________  DATE _________
       NOTE: Please sign your name as it appears in print.

- --------------------------------------------------------------------------------
                                  DETACH CARD

                              THE J.M. SMUCKER COMPANY

               THIS PROXY FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS
P                 IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O        At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY
X        to be held on August 15, 1995, and at any adjournment, PAUL H.
Y SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:


Election of Directors to the class whose term of office will                  (change of address and comments)
expire in 1998. The nominees of the Board of Directors are:                   ________________________________
                                                                              ________________________________
Russell G. Mawby, Richard K. Smucker, and William H. Steinbrink               ________________________________
                                                                              ________________________________
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this card.)

                                                                             SEE REVERSE
    PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE --         SIDE
                            NO POSTAGE NECESSARY
- --------------------------------------------------------------------------------
                                  DETACH CARD

[X]   PLEASE MARK YOUR          CLASS A SHARES IN YOU NAME  REINVESTMENT SHARES
      VOTES AS IN THIS
      EXAMPLE.


                     FOR      WITHHELD                                       FOR      AGAINST    ABSTAIN
1. Election of                                   2. Proposal to ratify
   Directors         [ ]        [ ]                 appointment of           [ ]        [ ]        [ ]     THE BOARD OF DIRECTORS
   (see reverse)                                    auditors.                                              RECOMMENDS A VOTE FOR THE
                                                                                                           PROPOSAL DESCRIBED IN
                                                                                                           ITEM 2.

For, except vote withheld from the following nominee(s):

________________________________________________________




                                                                                      Change
                                                                                        of      [ ]
                                                                                     Address/
                                                                                     Comments

                                                                                     Attend     [ ]   UNLESS OTHERWISE SPECIFIED
                                                                                     Meeting          BELOW,  THIS PROXY WILL BE
                                                                                                      VOTED FOR THE ELECTION AS
                                                                                                      DIRECTORS OF THE NOMINEES
                                                                                                      LISTED ON THE REVERSE AND
                                                                                                      FOR THE PROPOSAL DESCRIBED
                                                                                                      IN ITEM 2.


       SIGNATURE(S)____________________________________________  DATE _________

       SIGNATURE(S)____________________________________________  DATE _________
       NOTE: Please sign your name as it appears in print and, in case of multiple ownership, all should sign.

- --------------------------------------------------------------------------------
                                  DETACH CARD


          PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY
         ADMISSION CARD ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE
        MARK THE INDICATED BOX ON YOUR PROXY CARD. ALSO, IF YOU PLAN TO
         BRING A GUEST, PLEASE SO STATE IN THE COMMENTS SECTION ON YOUR
         CARD AND MARK THE CHANGE OF ADDRESS/COMMENTS BOX ABOVE. DUE TO
            SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS PER
                     SHAREHOLDER ACCOUNT WILL BE PROVIDED.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND FOR THE PROPOSAL DESCRIBED IN ITEM 2.

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 15, 1995, and at any adjournment, PAUL H. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

  1. Election of Directors to the class whose term of office will expire in 1998. The nominees of the Board of Directors are:

        Russell G. Mawby, Richard K. Smucker, and William H. Steinbrink

  (INSTRUCTION: In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked
                "Against")

  2. Proposal to ratify appointment of auditors.

            / / FOR             / / AGAINST             / / ABSTAIN

  3. Any other matter that may properly come before this meeting.

  The Board of Directors recommends a vote for the proposal described in Item 2.


(Continued from the reverse side)
                                                                             ||            CLASS A SHARES ACQUIRED BY THE
                                   CLASS A SHARES OWNED BY THE BENEFICIAL    ||                      BENEFICIAL
                                      OWNERS SINCE BEFORE JULY 3, 1991       ||           OWNERS ON OR AFTER JULY 3, 1991
                            -----------------------------------------------  ||    ---------------------------------------------
                                 FOR            AGAINST          ABSTAIN     ||         FOR            AGAINST        ABSTAIN
                            -------------    -------------    -------------  ||    -------------    -------------  -------------
                                 (Post number of shares NOT number of votes) ||          (Post number of shares NOT number
                                                                             ||                      of votes)
                                                                             ||
1. Directors                                                                 ||
   Russell G. Mawby         ________ shs.     ________ shs.                  ||     ________ shs.     ________ shs.
                                                                             ||
   Richard K. Smucker       ________ shs.     ________ shs.                  ||     ________ shs.     ________ shs.
                                                                             ||
   William H. Steinbrink    ________ shs.     ________ shs.                  ||     ________ shs.     ________ shs.
                                                                             ||
2. Proposal to ratify                                                        ||
   appointment of auditors  ________ shs.     ________ shs.    ________ shs. ||     ________ shs.     ________ shs.    ________ shs.


                                         POST ONLY RECORD POSITION; DO NOT TABULATE VOTES

                                                                                         Signed this       date of    1995.

                                                                                         ----------------------------------

                                                                                         ----------------------------------
                                                                                              Signature of Shareholder

                                                                                         Please sign your name as it
                                                                                         appears in print and, in case of
                                                                                         multiple or joint ownership, all
                                                                                         should sign.


                     PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY

                                [SMUCKERS LOGO]


Dear Shareholder:

     The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast at the Annual Meeting to be held on August 15, 1995.

     The number of votes to which you will be entitled depends on whether or not there has been any change since July 3, 1991 (the date which is four years prior to the record date for the Annual Meeting), in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to July 3, 1991, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after July 3, 1991.

     Even though you have shares acquired on or after July 3, 1991, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, KeyCorp Shareholder Services, Inc. Their addresses and telephone numbers are listed in our Annual Report.

     IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JULY 3, 1991, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.

                                              /s/ PAUL SMUCKER
                                              PAUL SMUCKER
                                              Chairman of the Executive
                                              Committee
July 17, 1995

                        EXPRESS TERMS OF CLASS A SHARES

    (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

    (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

        (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

        (B) In the case of a Class A Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19, 1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

        (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

        (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

    (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

        (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

        (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

        (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

        (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

        (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

        (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

    (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

    (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

    (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                               [SMUCKERS LOGO]


                     VOTING PROCEDURES -- BENEFICIAL OWNERS
               CLASS A COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

     In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 3, 1995, and who acquired Smucker Class A Common Shares prior to July 3, 1991, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 15, 1995. Those holders of record who acquired their Class A Common Shares on or after July 3, 1991, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

     To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

        By signing below, the undersigned:

           (A) instructs that this proxy be voted as marked; and

           (B) certifies that of the total number of Class A Shares represented
               by this proxy,           have been owned since BEFORE July 3,
               1991, and           were acquired ON OR AFTER July 3, 1991.

         If no certification is made, it will be deemed that ALL
         Class A Common Shares represented by this proxy were acquired on or after July 3, 1991.

     The BROKER'S proxy card has also been designed to accommodate the voting of the Class A Common Shares.

     Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

     If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

     VOTE ONLY CLASS A COMMON SHARES; SMUCKER CLASS B COMMON SHARES HAVE NO VOTING RIGHTS. BENEFICIAL OWNERS WHO HOLD CLASS B COMMON SHARES ONLY SHOULD NOT RECEIVE PROXY CARDS OR "DEAR SHAREHOLDER" LETTERS; SEND THEM ONLY ANNUAL REPORTS AND PROXY STATEMENTS.